                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                             IRIDIUM OPERATING LLC
                          IRIDIUM CAPITAL CORPORATION
                         IRIDIUM FACILITIES CORPORATION
                              IRIDIUM ROAMING LLC
                                 IRIDIUM IP LLC

                               OFFER TO EXCHANGE
    $1,000 IN PRINCIPAL AMOUNT OF 11 1/4% SENIOR NOTES DUE 2005, SERIES C/EN
                                    FOR EACH
     $1,000 IN PRINCIPAL AMOUNT OF 11 1/4% SENIOR NOTES DUE 2005, SERIES C
                           PURSUANT TO THE PROSPECTUS
                           DATED ______________, 1998

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 1998, UNLESS THE OFFER IS EXTENDED.

                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:


                      State Street Bank and Trust Company





    BY HAND OR OVERNIGHT DELIVERY:           BY REGISTERED OR CERTIFIED MAIL:



 State Street Bank and Trust Company       State Street Bank and Trust Company
     Corporate Trust Department                Corporate Trust Department
Two International Plaza, Fourth Floor               Post Office Box 778
  Boston, Massachusetts 02102-0078           Boston, Massachusetts 02102-0078





                            NEW YORK DROP LOCATION:



                   State Street Bank and Trust Company, N.A.
                                  61 Broadway
                    Concourse Level, Corporate Trust Window
                            New York, New York 10006





                             FOR INFORMATION CALL:



                                 (800) 531-0368




                            FACSIMILE TRANSMISSIONS:



                                 (617) 664-5371
                          (Eligible Institutions Only)



         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below). As used herein, the term "holder" means a holder of Original Notes (as defined below), including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC"), whose name appears on a security position listing as the owner of the Original Notes. As used herein, the term "Certificates" means physical certificates representing Original Notes.


         To participate in the Exchange Offer (as defined below), holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--How to Tender" or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date (as defined in the Prospectus). DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Notes into the account of State Street Bank and Trust Company (the "Exchange Agent") at DTC and then send to the Exchange Agent a book-entry confirmation (as defined below), including an Agent's Message (as defined below) confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Issuer (as defined below) and the Guarantors (as defined below) may enforce this Letter of Transmittal against such holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.


         If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.


         Holders of Original Notes whose Certificates for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- How to Tender -- Guaranteed Delivery Procedures" in the Prospectus.


         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF ORIGINAL NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL           NUMBER OF BENEFICIAL
                                                 PRINCIPAL AMOUNT OF     AMOUNT OF ORIGINAL            HOLDERS
     NAME AND ADDRESS OF                           ORIGINAL NOTES        NOTES TENDERED (IF       FOR WHICH ORIGINAL
  REGISTERED HOLDER (PLEASE      CERTIFICATE      TENDERED (IF ALL       LESS THAN ALL ARE              NOTES
      FILL IN IF BLANK)           NUMBERS*          ARE TENDERED)           TENDERED)**                ARE HELD
--------------------------------------------------------------------------------------------------------------------------
                                                $                     $
                              --------------------------------------------------------------------------------------------
                                                $                     $
                              --------------------------------------------------------------------------------------------
                                                $                     $
--------------------------------------------------------------------------------------------------------------------------
 TOTAL AMOUNT TENDERED                          $                     $
--------------------------------------------------------------------------------------------------------------------------

*   Need not be completed by book-entry holders.
**  All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.
------------------------------------------------------------------------------

         (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS (defined in Instruction 1) ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:


         Name of Tendering Institution:
                                       ----------------------------------------

         DTC Account Number:
                            ---------------------------------------------------

         Transaction Code Number:
                                 ----------------------------------------------


[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


         Name of Registered Holder:
                                   --------------------------------------------

         Window Ticket Number (if any):
                                       ----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            -------------------

         Name of Institution which Guaranteed Delivery:
                                                       ------------------------

                 If Guaranteed Delivery is to be made by Book-Entry Transfer:

         Name of Tendering Institution:
                                       ----------------------------------------

         DTC Account Number:
                            ---------------------------------------------------

         Transaction Code Number:
                                 ----------------------------------------------

[ ] CHECK HERE IF ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              -----------------------------------------------------------------

         Address:
                 --------------------------------------------------------------

         Area Code and Telephone Number:              Contact Person:
                                        -------------                ----------

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Iridium Operating LLC, a Delaware limited liability company ("Iridium"), Iridium Capital Corporation, a Delaware corporation and wholly-owned subsidiary of Iridium ("Capital," and, together with Iridium, the "Issuers"), Iridium Facilities Corporation, a Delaware corporation and wholly-owned subsidiary of Iridium ("Facilities"), Iridium Roaming LLC, a Delaware limited liability company and wholly-owned subsidiary of Iridium ("Roaming"), and Iridium IP LLC, a Delaware limited liability company and wholly-owned subsidiary of Iridium ("IP," and, together with Facilities and Roaming, the "Guarantors") the above-described aggregate principal amount of the Issuers' 11 1/4 % Senior Notes due 2005, Series C (the "Original Notes") for a like aggregate principal amount of the Issuers' 11 1/4% Senior Notes Due 2005, Series C/EN (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in (i) the Prospectus dated _____, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and (ii) this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuers all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuers and the Guarantors in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Issuers together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Issuers, and (iii) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND TO ACQUIRE EXCHANGE NOTES ISSUABLE UPON EXCHANGE OF SUCH TENDERED ORIGINAL NOTES, AND THAT, WHEN THE ORIGINAL NOTES ARE ACCEPTED FOR EXCHANGE, THE ISSUERS WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUERS, THE GUARANTORS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ANY OBLIGATIONS IT MAY HAVE UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED FURTHER AGREES THAT ACCEPTANCE OF ANY TENDERED ORIGINAL NOTES BY THE ISSUERS AND THE ISSUANCE OF EXCHANGE NOTES IN EXCHANGE THEREFOR SHALL CONSTITUTE PERFORMANCE IN FULL BY THE ISSUERS AND GUARANTORS OF THEIR OBLIGATIONS UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT AND THAT THE ISSUERS AND GUARANTORS SHALL HAVE NO FURTHER OBLIGATIONS OR LIABILITIES THEREUNDER (EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes. The

Certificate number(s) of the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates of such nonexchanged or untendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described under "The Exchange Offer --How to Tender" in the Prospectus and in the instructions herein will, upon the Issuers' and the Guarantors' acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned, the Issuers and the Guarantors upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuers and the Guarantors may not be required to accept for exchange any of the Original Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE ISSUERS OR THE GUARANTORS WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED IS NOT ENGAGED IN, DOES NOT INTEND TO ENGAGE IN AND HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES, AND (V) IF THE UNDERSIGNED IS A BROKER-DEALER SUCH ORIGINAL NOTES HELD BY IT ARE HELD ONLY AS A NOMINEE AND NOT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. BY TENDERING ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL NOTES WHICH IS A BROKER-DEALER THAT WILL RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR ORIGINAL NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE ISSUERS AND THE GUARANTORS HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR ORIGINAL NOTES, WHERE SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING THE EARLIER OF (I) 180 DAYS AFTER THE EXPIRATION DATE AND (II) WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. ANY PERSON, INCLUDING ANY PARTICIPATING BROKER-DEALER, WHO IS AN AFFILIATE MAY NOT RELY ON SUCH INTERPRETIVE LETTERS AND MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE TRANSACTION. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE ISSUERS OR THE GUARANTORS OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE ISSUERS AND THE GUARANTORS HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER, OR ANY OF THE ISSUERS OR THE GUARANTORS HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE ISSUERS GIVE SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, THEY SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE ISSUERS HAVE GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers and Guarantors to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

         Holders of Original Notes whose Original Notes are accepted for exchange will not receive any interest on such Original Notes, and the undersigned hereby waives the right to receive any interest on such Original Notes in connection with the Exchange Offer.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDERS SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by the registered holder exactly as name(s) appear(s) on Certificates for the Original Notes hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuers, the Guarantors, the Trustees for the Original Notes or the Exchange Agent to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

-
 ------------------------------------------------------------------------------

-
 ------------------------------------------------------------------------------
                            (SIGNATURE OF HOLDER)


Date:                     , 1998
      --------------------
Name:
      -------------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (full title):
                       --------------------------------------------------------
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------
Tax Identification or Social Security Number:
                                              ---------------------------------

                            GUARANTEE OF SIGNATURE
                          (SEE INSTRUCTIONS 2 AND 5)

-
 ------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

Date:                     , 1998
      --------------------

Name of Firm:
              -----------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (full title):
                       --------------------------------------------------------
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Notes and/or any Original Notes that are not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name appears above.

Issue
[ ] Exchange Notes
[ ] Original Notes not tendered

to:
Name:
      -------------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------

Tax Identification or Social Security Number:
                                              ---------------------------------




                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Notes and/or any Original Notes that are not tendered are to be sent to someone other than the registered holder of the Original Notes whose name appears above, or to such registered holder at an address other than that shown above.

Mail
[ ] Exchange Notes
[ ] Original Notes not tendered

to:
Name:
      -------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------

Tax Identification or Social Security Number:
                                              ---------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. BOOK-ENTRY TRANSFER; DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To tender in the Exchange Offer, holders must tender by (a) forwarding Certificates herewith or (b) book-entry transfer pursuant to the procedures set forth in "The Exchange Offer -- How to Tender" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent a book-entry confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Guarantors and the Issuers may enforce this Letter of Transmittal against such holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.

         If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective. The term "book-entry confirmation" means a timely confirmation of a book-entry transfer of Original Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Guarantors and the Issuers may enforce the Letter of Transmittal against such participant.

         Holders who wish to tender their Original Notes and (i) whose Certificates for Original Notes are not immediately available, (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under in "The Exchange Offer -- How to Tender" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuers and the Guarantors, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- How to Tender" in the Prospectus.

         The Notice of Guaranteed Delivery must be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED OR, IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

         Neither the Issuers nor the Guarantors will accept any alternative, conditional or contingent tenders. Each tendering holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                 (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

                 (ii) such Original Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Original Notes will be accepted only in the principal amount of $1,000 (1 Original Note) and integral multiples of $1,000 in excess thereof. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the applicable box entitled "Principal Amount of Original Notes Tendered (If Less than All are Tendered)." In such case, a new Certificate for the remainder of the Original Notes that were evidenced by your old Certificate will be sent to the holder of the Original Notes, promptly after the Expiration Date unless the appropriate boxes on this Letter of Transmittal are completed. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn and (if Certificates for Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the Certificates for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--How to Tender," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission on or prior to the Expiration Date.

Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- How to Tender."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuers and the Guarantors, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Issuers, the Guarantors, any affiliates or assigns of the Issuers or the Guarantors, the Exchange Agent nor any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

         If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Original Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Issuers and the Guarantors, in their sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered holder of the Original Notes listed and transmitted hereby, no endorsement of Certificates or separate bond powers are required unless Exchange Notes are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder of the Original Notes, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered holder appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuers, the Guarantors or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the registered holder, or if Exchange Notes are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

         7. IRREGULARITIES. The Issuers and the Guarantors will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Issuers and the Guarantors reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Issuers or the Guarantors, be unlawful. The Issuers and the Guarantors also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Issuers' and the Guarantors' interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Issuers, the Guarantors, any Affiliates or assigns of the Issuers or the Guarantors, the Exchange Agent or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. WAIVER OF CONDITIONS. The Issuers and Guarantors reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchanges.

         Neither the Issuers, the Guarantors, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

         11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificates representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

         12. SECURITY TRANSFER TAXES. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                    11 1/4% SENIOR NOTES DUE 2005, SERIES C
                                       OF
                             IRIDIUM OPERATING LLC
                          IRIDIUM CAPITAL CORPORATION


         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if certificates for the Issuers' 11 1/4% Senior Notes due 2005, Series C (the "Original Notes"), are not immediately available, (ii) Original Notes, the Letter of Transmittal and all other required documents cannot delivered to State Street Bank and Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on or prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer --How to Tender" in the Prospectus.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      State Street Bank and Trust Company


   BY HAND OR OVERNIGHT DELIVERY:            BY REGISTERED OR CERTIFIED MAIL:

  State Street Bank and Trust Company      State Street Bank and Trust Company
     Corporate Trust Department                 Corporate Trust Department
Two International Plaza, Fourth Floor              Post Office Box 778
   Boston, Massachusetts 02102-0078          Boston, Massachusetts 02102-0078


                            NEW YORK DROP LOCATION:

                   State Street Bank and Trust Company, N.A.
                                  61 Broadway
                    Concourse Level, Corporate Trust Window
                            New York, New York 10006


                             FOR INFORMATION CALL:

                                 (800) 531-0368


                            FACSIMILE TRANSMISSIONS:

                                 (617) 664-5371
                          (Eligible Institutions Only)


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Iridium Operating LLC, a Delaware limited liability company ("Iridium"), Iridium Capital Corporation, a Delaware corporation (together with Iridium, the "Issuers"), Iridium Facilities Corporation, a Delaware corporation ("Facilities"), Iridium Roaming LLC, a Delaware limited liability company ("Roaming"), and Iridium IP LLC ("IP," and, together with Facilities and Roaming, the "Guarantors"), upon the terms and subject to the conditions set forth in the Prospectus dated _____________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender."


    Aggregate Principal               Name of Registered Holder:
    Amount of Original Notes
    Tendered:                         ------------------------------------
             ----------------
                                      Address:
    Certificate Nos.                          ----------------------------
    (if available):
                   --------------     ------------------------------------

                                      Area Code and Telephone Number:

                                      -----------------------------------


If Original Notes will be tendered by book-entry transfer, provide the following information:

Signature:
          ---------------------------------------------------------------------

DTC Account Number:
                   ------------------------------------------------------------

Date:
     --------------------------------------------------------------------------


              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes, to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letters of Transmittal (or Agent's Message in lieu thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


Name of Firm:
              -----------------------------------------------------------------

Authorized Signature:
                      ---------------------------------------------------------
                                   (Title)

Address:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------

Date:
      -------------------------------------------------------------------------


NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.